UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2018

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2018

On the following pages, you will find the 2018 semi-annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio1 (the “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Equity market returns decelerated during the six-month period ended March 31, 2018, as volatility resurfaced. Despite this, all regions of the world delivered positive returns for the period, with emerging-market equities remaining the top performer. Reflecting an increase in interest rates, both US taxable and tax-exempt bond returns were slightly negative.

Some slowing of stock returns seemed likely after a very strong 2017, when corporate earnings growth gained momentum and markets responded accordingly. Risk returned in 2018, with a correction in February interrupting the longest and calmest winning streak ever. Concerns about potentially rising inflation and interest rates, as well as risks around tariff wars, spurred heightened volatility, but we believe the global economy is strong enough that markets can withstand increased uncertainty.

Looking ahead, our return expectations remain below long-term averages. In our view, strong 2018 earnings growth has been largely priced in to stocks. We also anticipate that interest rates will climb gradually, potentially leading to subdued bond returns.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Robert M. Keith

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

1	This performance discussion is intended as a general market commentary.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

(Portfolio Manager Commentary continued on next page)

2018 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and Federal Reserve and other central bank monetary initiatives, as well as the market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds, such as the Portfolio, that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

(Disclosures and Risks continued on next page)

2018 Semi-Annual Report	3

Disclosures and Risks (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to

(Disclosures and Risks continued on next page)

2018 Semi-Annual Report	5

Disclosures and Risks (continued)

seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	-0.76%	1.71%	2.37%	4.44%	4.62%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	-1.08%	1.20%	1.82%	3.63%	4.34%
Lipper Core Bond Funds Average	-1.11%	1.12%	1.65%	3.57%

1	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.54%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 29, 2019, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended March 31, 2018.

Portfolio Summary—March 31, 2018 (Unaudited)

Security Type Breakdown[1]

1	All data are as of March 31, 2018. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Sovereigns and Quasi-Sovereigns.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

2018 Semi-Annual Report	7

Expense Example—March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2017	ENDING ACCOUNT VALUE MARCH 31, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$992.40	$2.24	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2018 (Unaudited)

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS–22.0%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.909% (LIBOR 12 Month + 2.16%), 12/01/36(a)	U.S.$	1	$577
Series 2007 4.133% (LIBOR 12 Month + 2.15%), 3/01/37(a)		1	1,362
Federal National Mortgage Association Series 2007 3.327% (LIBOR 12 Month + 1.46%), 2/01/37(a)		2	2,338
3.579%, 3/01/37(a)		2	2,356

			6,633

Agency Fixed Rate 15-Year–1.8%
Federal National Mortgage Association Series 2016 2.50%, 10/01/31–12/01/31		7,805	7,659,607
Series 2017 2.50%, 1/01/32–2/01/32		4,743	4,654,036

			12,313,643

Agency Fixed Rate 30-Year–20.2%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		53	58,294
Series 2007 5.50%, 7/01/35		324	354,724
Series 2016 4.00%, 2/01/46		3,045	3,152,890
Series 2017 4.00%, 7/01/44		2,302	2,381,022
Federal National Mortgage Association Series 2003 5.50%, 4/01/33–7/01/33		902	987,011
Series 2004 5.50%, 2/01/34–11/01/34		820	897,097
Series 2005 5.50%, 2/01/35		875	957,778
Series 2006 5.50%, 4/01/36		179	195,421
Series 2007 5.50%, 5/01/36–8/01/37		215	235,471
Series 2008 5.50%, 8/01/37		1	1,341
Series 2009 5.00%, 12/01/39		39	42,287
Series 2010 4.00%, 12/01/40		1,372	1,421,660
5.00%, 6/01/40		36	39,309

Series 2013 4.00%, 10/01/43	U.S.$	4,858	$5,028,398
Series 2015 3.00%, 5/01/45–8/01/45		5,115	5,007,971
Series 2017 3.50%, 11/01/47–1/01/48		7,910	7,931,480
Series 2018 3.50%, 11/01/47–4/01/48		48,540	48,668,731
4.00%, 4/01/48, TBA		29,132	29,892,165
4.50%, 4/01/48, TBA		27,130	28,405,956
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46		3,276	3,234,050

			138,893,056

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 3/01/25		123	133,492

Total Mortgage Pass-Throughs (cost $151,709,968)			151,346,824

CORPORATES–INVESTMENT GRADE–21.2%
Financial Institutions–11.4%
Banking–9.5%
ABN AMRO Bank NV 4.75%, 7/28/25(b)		269	275,685
American Express Co. 2.65%, 12/02/22		34	32,945
Banco Santander SA 3.50%, 4/11/22		1,200	1,194,876
5.179%, 11/19/25		800	834,648
Bank of America Corp. 2.881%, 4/24/23		1,810	1,771,194
3.824%, 1/20/28		1,835	1,816,852
4.20%, 8/26/24		56	56,762
5.00%, 5/13/21		10	10,533
5.875%, 1/05/21		35	37,536
Series G 3.593%, 7/21/28		905	878,547
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) 2.30%, 3/05/20(b)		700	689,269
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		705	696,131
Barclays PLC 3.65%, 3/16/25		200	192,944
4.375%, 1/12/26		200	201,012
BB&T Corp. 2.625%, 6/29/20		588	583,078
BNP Paribas SA 2.375%, 5/21/20		989	976,321
3.80%, 1/10/24(b)		552	551,034
Series E 2.25%, 1/11/27(b)	EUR	476	599,833

2018 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

BPCE SA 2.65%, 2/03/21	U.S.$	575	$565,587
5.70%, 10/22/23(b)		379	406,171
Capital One Financial Corp. 3.30%, 10/30/24		1,725	1,663,417
4.75%, 7/15/21		90	93,893
Citigroup, Inc. 3.668%, 7/24/28		2,105	2,054,817
3.875%, 3/26/25		1,575	1,556,163
3.887%, 1/10/28		500	496,695
Citizens Bank NA/Providence RI 2.25%, 3/02/20		500	492,005
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		420	414,212
Compass Bank 2.875%, 6/29/22		1,785	1,732,467
5.50%, 4/01/20		1,537	1,595,990
Cooperatieve Rabobank UA 3.95%, 11/09/22		443	446,978
4.375%, 8/04/25		1,044	1,054,116
6.875%, 3/19/20(b)	EUR	100	138,533
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20	U.S.$	698	689,114
Credit Agricole SA/London 2.75%, 6/10/20(b)		600	595,188
3.375%, 1/10/22(b)		680	675,315
4.125%, 1/10/27(b)		402	401,373
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,440	1,443,600
4.55%, 4/17/26		1,095	1,119,802
Fifth Third Bancorp 3.50%, 3/15/22		41	41,155
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		1,483	1,431,125
3.75%, 5/22/25–2/25/26		731	722,217
3.85%, 7/08/24		2,115	2,124,602
5.75%, 1/24/22		510	551,570
Series D 6.00%, 6/15/20		1,203	1,274,506
Series G 7.50%, 2/15/19		130	135,218
HSBC Bank USA, NA 4.875%, 8/24/20		680	704,079
HSBC Holdings PLC 3.90%, 5/25/26		200	199,462
4.00%, 3/30/22		90	92,168
4.041%, 3/13/28		3,035	3,025,015
5.10%, 4/05/21		255	268,336
HSBC USA, Inc. 2.75%, 8/07/20		300	297,450
JPMorgan Chase & Co. 3.22%, 3/01/25		1,895	1,845,578
3.54%, 5/01/28		2,740	2,678,049
3.625%, 5/13/24		436	434,221
4.35%, 8/15/21		20	20,695

4.40%, 7/22/20	U.S.$	455	$468,777
4.50%, 1/24/22		45	46,816
4.625%, 5/10/21		60	62,551
KeyBank NA/Cleveland OH 2.25%, 3/16/20		1,000	986,410
Lloyds Banking Group PLC 3.75%, 1/11/27		200	193,388
4.375%, 3/22/28		393	396,906
4.65%, 3/24/26		364	366,592
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		1,000	985,600
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		286	286,420
Morgan Stanley 3.591%, 7/22/28		2,205	2,134,594
3.625%, 1/20/27		175	171,239
5.625%, 9/23/19		1,098	1,139,428
7.25%, 4/01/32		55	72,783
Series F 3.875%, 4/29/24		335	338,641
Series G 3.75%, 2/25/23		39	39,409
5.50%, 7/24/20–7/28/21		2,018	2,132,851
6.625%, 4/01/18		205	205,000
Nationwide Building Society 4.00%, 9/14/26(b)		1,580	1,520,545
PNC Bank NA 2.60%, 7/21/20		250	247,868
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		228	236,685
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,525	1,510,177
Santander Issuances SAU 3.25%, 4/04/26(b)	EUR	400	536,151
Santander UK Group Holdings PLC 2.875%, 8/05/21	U.S.$	1,448	1,420,169
State Street Corp. 3.70%, 11/20/23		45	46,070
UBS AG 4.75%, 2/12/26(b)	EUR	135	182,727
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	1,584	1,778,753
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)		836	841,426
US Bancorp Series J 5.30%, 4/15/27(c)		723	738,357
Wells Fargo & Co. 3.069%, 1/24/23		1,445	1,421,085

			65,387,500

Finance–0.3%
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		200	195,496
Synchrony Financial 3.95%, 12/01/27		1,735	1,640,651

			1,836,147

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Insurance–0.9%
American International Group, Inc. Series A-9 5.75%, 4/01/48	U.S.$	792	$802,573
Anthem, Inc. 3.30%, 1/15/23		33	32,633
Coventry Health Care, Inc. 5.45%, 6/15/21		165	174,887
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(b)		1,268	1,291,712
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		86	90,120
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)		7	11,014
MetLife Capital Trust IV 7.875%, 12/15/37(b)		970	1,228,136
MetLife, Inc. 3.048%, 12/15/22		75	74,175
4.75%, 2/08/21		350	364,798
10.75%, 8/01/39		25	39,475
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		377	607,743
New York Life Global Funding 1.95%, 2/11/20(b)		703	691,415
Prudential Financial, Inc. 4.50%, 11/15/20		86	89,126
Reliance Standard Life Global Funding II 2.50%, 4/24/19(b)		80	79,761
Swiss Re America Holding Corp. 7.00%, 2/15/26		35	41,666
XLIT Ltd. 3.25%, 6/29/47	EUR	415	513,813
6.25%, 5/15/27	U.S.$	195	224,381

			6,357,428

REITS–0.7%
American Tower Corp. 4.70%, 3/15/22		30	31,280
HCP, Inc. 5.375%, 2/01/21		2	2,100
Healthcare Trust of America Holdings LP 2.95%, 7/01/22		205	200,660
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		48	47,407
Trust F/1401 5.25%, 1/30/26(b)		970	980,912
Welltower, Inc. 4.00%, 6/01/25		3,410	3,407,204

			4,669,563

			78,250,638

Industrial–9.3%
Basic–0.9%
Anglo American Capital PLC 3.75%, 4/10/22(b)	U.S.$	200	$199,734
Barrick North America Finance LLC 4.40%, 5/30/21		15	15,576
Dow Chemical Co. (The) 3.00%, 11/15/22		15	14,738
4.125%, 11/15/21		30	30,870
4.375%, 11/15/42		87	86,883
7.375%, 11/01/29		220	286,961
Eastman Chemical Co. 3.80%, 3/15/25		496	501,421
Glencore Funding LLC 4.125%, 5/30/23(b)		502	504,470
LYB International Finance BV 4.00%, 7/15/23		330	334,940
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,093,777
Minsur SA 6.25%, 2/07/24(b)		397	426,279
Mosaic Co. (The) 5.625%, 11/15/43		405	425,481
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		1,043	1,039,089
Vale Overseas Ltd. 6.875%, 11/21/36		900	1,058,580
Yamana Gold, Inc. 4.95%, 7/15/24		395	407,435

			6,426,234

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		1,025	1,083,015
General Electric Co. Series D 5.00%, 1/21/21(c)		372	368,261

			1,451,276

Communications—Media–0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		470	479,367
Comcast Corp. 3.125%, 7/15/22		17	16,957
5.15%, 3/01/20		83	86,463
Cox Communications, Inc. 2.95%, 6/30/23(b)		463	446,693
Time Warner Cable LLC 4.00%, 9/01/21		30	30,179
4.125%, 2/15/21		1,990	2,012,507
4.50%, 9/15/42		505	442,734
5.00%, 2/01/20		90	92,423
Time Warner, Inc. 3.40%, 6/15/22		80	79,841

2018 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

3.60%, 7/15/25	U.S.$	1,285	$1,249,919
4.875%, 3/15/20		714	738,126

			5,675,209

Communications—Telecommunications–1.2%
AT&T Corp. 8.25%, 11/15/31		53	70,866
AT&T, Inc. 3.40%, 5/15/25		2,860	2,757,326
3.60%, 2/17/23		105	105,503
3.90%, 8/14/27		140	140,811
4.125%, 2/17/26		2,087	2,099,960
5.15%, 2/14/50		700	706,300
7.00%, 10/01/25(b)		135	159,801
British Telecommunications PLC 9.125%, 12/15/30(d)		69	100,536
Crown Castle Towers LLC 4.883%, 8/15/20(b)		543	562,206
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		20	27,792
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	256	207,268
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)	U.S.$	1,380	1,385,547
Verizon Communications, Inc. 5.50%, 3/16/47		90	99,496
Vodafone Group PLC 4.375%, 3/16/21		15	15,521

			8,438,933

Consumer Cyclical—Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	741,956
3.664%, 9/08/24		1,727	1,665,484
5.00%, 5/15/18		1,984	1,989,317
5.875%, 8/02/21		1,145	1,221,452
General Motors Co. 3.50%, 10/02/18		665	667,973
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,411	1,412,679
3.25%, 5/15/18		91	91,067
4.00%, 1/15/25		374	369,639
4.30%, 7/13/25		275	275,239

			8,434,806

Consumer Non-Cyclical–1.5%
Ahold Finance USA LLC 6.875%, 5/01/29		120	145,063
Baxalta, Inc. 3.60%, 6/23/22		15	14,964
Becton Dickinson and Co. 3.734%, 12/15/24		355	348,897
Biogen, Inc. 3.625%, 9/15/22		11	11,113
4.05%, 9/15/25		1,471	1,505,186

Bunge Ltd. Finance Corp. 8.50%, 6/15/19	U.S.$	93	$98,800
CVS Health Corp. 4.10%, 3/25/25		830	836,856
4.30%, 3/25/28		830	834,499
Kimberly-Clark Corp. 3.875%, 3/01/21		35	35,948
Medtronic, Inc. 3.50%, 3/15/25		1,841	1,842,473
Mylan NV 3.125%, 11/22/28(b)	EUR	1,074	1,371,046
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	300	322,023
Sigma Alimentos SA de CV 4.125%, 5/02/26(b)		221	212,989
Tyson Foods, Inc. 2.65%, 8/15/19		353	351,228
3.95%, 8/15/24		1,211	1,220,325
4.50%, 6/15/22		179	185,628
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		694	686,755
Zoetis, Inc. 3.45%, 11/13/20		479	482,703

			10,506,496

Energy–1.7%
Anadarko Finance Co. Series B 7.50%, 5/01/31		20	25,522
Apache Corp. 3.625%, 2/01/21		20	20,217
Cenovus Energy, Inc. 3.00%, 8/15/22		77	74,187
5.70%, 10/15/19		332	343,388
ConocoPhillips Holding Co. 6.95%, 4/15/29		85	108,502
Ecopetrol SA 5.875%, 5/28/45		558	550,858
Encana Corp. 3.90%, 11/15/21		830	840,914
Energy Transfer LP 6.70%, 7/01/18		809	816,402
Energy Transfer Partners LP 3.60%, 2/01/23		100	97,844
4.65%, 6/01/21		324	333,182
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	253,902
Enterprise Products Operating LLC 3.35%, 3/15/23		95	94,763
5.20%, 9/01/20		691	723,062
Hess Corp. 4.30%, 4/01/27		1,180	1,154,760
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		218	217,457
4.15%, 3/01/22		260	264,248
6.85%, 2/15/20		18	19,127

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Kinder Morgan, Inc./DE 5.00%, 2/15/21(b)	U.S.$	645	$670,355
Marathon Petroleum Corp. 5.125%, 3/01/21		48	50,663
Noble Energy, Inc. 3.90%, 11/15/24		927	933,387
4.15%, 12/15/21		557	569,811
Occidental Petroleum Corp. 3.125%, 2/15/22		20	20,016
Phillips 66 4.30%, 4/01/22		131	136,093
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,411	1,342,115
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		811	842,159
Spectra Energy Partners LP 3.50%, 3/15/25		20	19,284
4.60%, 6/15/21		145	149,656
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,187
Valero Energy Corp. 9.375%, 3/15/19		6	6,361
Williams Partners LP 3.90%, 1/15/25		30	29,600
4.125%, 11/15/20		784	796,795

			11,514,817

Other Industrial–0.2%
Alfa SAB de CV 5.25%, 3/25/24(b)		915	951,028

Services–0.4%
Expedia Group, Inc. 3.80%, 2/15/28		1,225	1,138,417
S&P Global, Inc. 4.40%, 2/15/26		1,170	1,228,161
Total System Services, Inc. 3.75%, 6/01/23		21	20,979

			2,387,557

Technology–1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		47	48,964
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		309	304,028
3.875%, 1/15/27		671	652,990
Dell International LLC/EMC Corp. 5.45%, 6/15/23(b)		1,560	1,653,351
6.02%, 6/15/26(b)		246	264,785
DXC Technology Co. 7.45%, 10/15/29		35	43,183
Fidelity National Information Services, Inc. 5.00%, 10/15/25		2	2,136
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		1,206	1,189,695
3.60%, 10/15/20		20	20,186

HP, Inc. 3.75%, 12/01/20	U.S.$	11	$11,159
KLA-Tencor Corp. 4.65%, 11/01/24		1,265	1,320,015
Lam Research Corp. 2.80%, 6/15/21		566	559,474
Motorola Solutions, Inc. 3.50%, 3/01/23		107	105,463
7.50%, 5/15/25		46	54,736
Seagate HDD Cayman 4.75%, 1/01/25		687	669,275
VMware, Inc. 2.95%, 8/21/22		539	518,302
Xerox Corp. 2.80%, 5/15/20		22	21,749

			7,439,491

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)		925	922,687

			64,148,534

Utility–0.5%
Electric–0.5%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		108	137,986
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	43,160
Exelon Corp. 2.85%, 6/15/20		30	29,736
Exelon Generation Co. LLC 2.95%, 1/15/20		919	916,169
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		1,117	1,163,076
Pacific Gas & Electric Co. 4.50%, 12/15/41		55	54,035
6.05%, 3/01/34		104	123,833
Sempra Energy 4.05%, 12/01/23		105	107,765
TECO Finance, Inc. 5.15%, 3/15/20		730	756,002
Union Electric Co. 6.70%, 2/01/19		30	30,963
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	23,545

			3,386,270

Natural Gas–0.0%
NiSource, Inc. 6.80%, 1/15/19		16	16,462

			3,402,732

Total Corporates—Investment Grade (cost $145,550,772)			145,801,904

2018 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–17.2%
Singapore–0.5%
Singapore Government Bond 2.75%, 3/01/46	SGD	4,995	$3,790,911

United States–16.7%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	187	160,997
2.50%, 2/15/46–5/15/46		1,446	1,315,739
2.75%, 8/15/42–11/15/47		2,344	2,242,677
2.875%, 5/15/43–11/15/46		603	592,734
3.00%, 11/15/44–5/15/47		3,422	3,440,078
3.125%, 2/15/43-8/15/44		330	340,067
3.375%, 5/15/44		246	264,174
3.625%, 8/15/43–2/15/44		893	1,000,085
3.75%, 11/15/43		295	336,991
4.375%, 2/15/38		1,577	1,939,834
4.50%, 2/15/36		2,349	2,902,236
4.75%, 2/15/37		1,525	1,952,000
6.125%, 11/15/27		2,066	2,656,101
6.25%, 5/15/30		386	523,151
7.125%, 2/15/23		4,028	4,867,586
7.50%, 11/15/24		52	67,291
U.S. Treasury Notes 1.125%, 2/28/21–9/30/21		938	896,114
1.25%, 12/31/18		11,689	11,617,770
1.375%, 2/29/20–5/31/21		25,630	25,034,062
1.50%, 1/31/19–5/31/20		642	634,768
1.50%, 11/30/19(e)		2,695	2,662,155
1.625%, 6/30/19–5/15/26		4,070	3,811,228
1.75%, 10/31/20–5/31/22		9,528	9,244,605
1.875%, 4/30/22–7/31/22		8,463	8,240,797
2.00%, 12/31/21–8/15/25		14,113	13,670,388
2.125%, 8/31/20–5/15/25		3,260	3,198,904
2.25%, 11/15/25–8/15/27		1,738	1,666,478
2.375%, 8/15/24–5/15/27		6,615	6,493,871
2.50%, 8/15/23		297	295,608
2.75%, 11/15/23–2/15/24		2,060	2,072,597
3.75%, 11/15/18		328	330,978

			114,472,064

Total Governments—Treasuries (cost $120,400,577)			118,262,975

ASSET-BACKED SECURITIES–9.5%
Autos—Fixed Rate–5.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		318	317,589
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		182	181,818
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		325	324,663

AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20	U.S.$	740	$736,946
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		2,535	2,538,045
Series 2016-1A, Class A 2.99%, 6/20/22(b)		742	739,407
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		144	144,143
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		176	176,079
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		85	84,965
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		172	171,572
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(b)		142	141,427
Series 2017-D, Class A 1.87%, 3/15/21(b)		1,591	1,583,712
CPS Auto Trust Series 2017-A, Class A 1.68%, 8/17/20(b)		318	317,254
Drive Auto Receivables Trust Series 2017-1, Class B 2.36%, 3/15/21		160	159,558
Series 2017-3, Class B 2.30%, 5/17/21		1,730	1,721,669
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		365	363,877
Series 2018-1A, Class A 2.59%, 5/17/21(b)		1,770	1,768,963
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		520	552,027
Series 2016-3A, Class A 1.84%, 11/16/20(b)		169	167,897
Series 2017-2A, Class A 2.11%, 6/15/21(b)		488	486,324
Series 2017-3A, Class A 2.05%, 12/15/21(b)		1,465	1,457,268
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		1,028	1,025,526
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)		279	278,207
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(b)		620	669,677

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2016-4, Class A2 1.96%, 2/16/21(b)	U.S.$	635	$632,628
Series 2016-4, Class D 3.89%, 11/15/22(b)		570	572,326
Series 2017-3, Class A 1.88%, 10/15/21(b)		770	764,878
Series 2017-4, Class A 2.07%, 4/15/22(b)		705	699,495
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		2,407	2,393,527
Series 2016-1, Class A 2.31%, 8/15/27(b)		1,232	1,211,682
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		1,755	1,733,119
Series 2016-1, Class A1 1.76%, 2/15/21		55	54,557
Series 2017-1, Class A1 2.07%, 5/15/22		1,275	1,255,831
GM Financial Automobile Leasing Trust Series 2015-3, Class A3 1.69%, 3/20/19		627	626,902
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		1,078	1,076,717
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		304	303,146
Series 2015-2, Class A3 1.30%, 3/16/20		32	31,495
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(b)		669	668,654
Series 2015-2A, Class A 2.02%, 9/25/19(b)		924	920,468
Series 2015-2A, Class C 3.95%, 9/25/19(b)		600	598,698
Series 2018-1A, Class A 3.29%, 2/25/24(b)		710	702,387
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		3,204	3,197,954
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		678	676,695
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		44	44,186
Series 2018-1A, Class A1 1.75%, 2/15/19(b)		541	541,357
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		1,325	1,308,902

			36,124,217

Other ABS—Fixed Rate–2.1%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(b)(f)	U.S.$	1,413	$1,409,590
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		648	647,036
Series 2015-A, Class A4 1.85%, 4/15/21		1,217	1,210,968
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(f)		71	71,259
Series 2017-1A, Class A 2.827%, 3/15/24(b)(f)		321	320,768
Series 2017-2A, Class A 2.39%, 7/15/24(b)(f)		602	600,689
Series 2017-3A, Class A 2.36%, 12/15/24(b)(f)		482	480,305
Series 2017-3A, Class B 3.01%, 12/15/24(b)(f)		415	411,339
Series 2018-1A, Class A 2.61%, 3/15/28(b)(f)		1,404	1,402,362
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(b)(f)		360	358,930
SBA Tower Trust 3.156%, 10/08/20(b)(f)		1,340	1,317,448
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(f)		349	349,195
Series 2016-3, Class A 10.59%, 12/26/25(b)(f)		446	445,048
Series 2017-2, Class A 3.28%, 2/25/26(b)(f)		591	592,169
Series 2017-5, Class A2 2.78%, 9/25/26(b)(f)		1,475	1,452,730
Series 2017-6, Class A2 2.82%, 11/25/26(b)(f)		1,380	1,364,752
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(b)(f)		1,686	1,680,093
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(b)		12	12,375

			14,127,056

Credit Cards—Fixed Rate–1.6%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		100	98,908
Series 2015-2, Class A 1.56%, 3/15/21		100	99,919
Series 2015-4, Class A 1.72%, 8/16/21		1,130	1,125,583
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		1,063	1,060,524

2018 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/16/24	U.S.$	200	$193,990
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		2,042	2,036,766
Synchrony Credit Card Master Note Trust Series 2015-3, Class A 1.74%, 9/15/21		1,802	1,795,852
Series 2016-1, Class A 2.04%, 3/15/22		100	99,538
World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22		1,398	1,392,228
Series 2017-B, Class A 1.98%, 6/15/23		1,300	1,286,626
Series 2018-A, Class A 3.07%, 12/16/24		2,100	2,098,275

			11,288,209

Autos—Floating Rate–0.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 2.277% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)		1,949	1,951,102

Credit Cards—Floating Rate–0.2%
World Financial Network Credit Card Master Trust Series 2015-A, Class A 2.257% (LIBOR 1 Month + 0.48%), 2/15/22(a)		1,375	1,375,198

Home Equity Loans—Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.997% (LIBOR 1 Month + 1.13%), 12/25/32(a)(f)		158	158,702
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.172% (LIBOR 1 Month + 0.30%), 4/25/34(a)(f)		81	78,965

			237,667

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(f)		108	109,375

Total Asset-Backed Securities (cost $65,410,007)			65,212,824

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.6%
Non-Agency Fixed Rate CMBS–7.0%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)	U.S.$	1,705	$1,683,091
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		2,005	1,988,949
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		2,808	2,742,088
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		2,495	2,500,892
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		1,468	1,443,381
Series 2015-GC35, Class A4 3.818%, 11/10/48		630	642,877
Series 2016-C1, Class A4 3.209%, 5/10/49		2,409	2,360,940
Series 2016-GC36, Class A5 3.616%, 2/10/49		705	709,071
Series 2018-B2, Class A4 4.009%, 3/10/51		1,200	1,242,456
Commercial Mortgage Trust Series 2012-CR3, Class E 4.756%, 10/15/45(b)(f)		889	749,686
Series 2013-CR6, Class A2 2.122%, 3/10/46		37	36,630
Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		695	671,682
Series 2014-UBS5, Class A4 3.838%, 9/10/47		1,925	1,978,110
Series 2015-CR24, Class A5 3.696%, 8/10/48		730	741,251
Series 2015-CR25, Class A4 3.759%, 8/10/48		200	203,254
Series 2015-LC21, Class XA 0.842%, 7/10/48(g)		2,919	111,787
Series 2015-PC1, Class A5 3.902%, 7/10/50		226	232,177
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		675	674,058
Series 2015-C3, Class A4 3.718%, 8/15/48		1,165	1,177,904
Series 2015-C4, Class A4 3.808%, 11/15/48		1,641	1,683,128
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		2,361	2,352,991
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)		1,499	1,457,017
Series 2013-GC16, Class A2 3.033%, 11/10/46		103	103,484

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(f)	U.S.$	330	$331,957
Series 2011-C5, Class D 5.408%, 8/15/46(b)(f)		224	219,917
Series 2012-C6, Class E 5.137%, 5/15/45(b)(f)		712	628,946
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.57%, 8/15/46(b)(f)		472	424,608
Series 2014-C22, Class XA 0.913%, 9/15/47(g)		6,485	285,416
Series 2015-C30, Class A5 3.822%, 7/15/48		725	741,609
Series 2015-C31, Class A3 3.801%, 8/15/48		1,903	1,939,369
Series 2015-C32, Class C 4.668%, 11/15/48(f)		1,000	993,830
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)		421	333,383
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		86	85,395
Series 2015-3, Class A2 2.729%, 4/20/48(b)		961	952,277
Series 2016-4, Class A2 2.579%, 3/10/49(b)		1,099	1,065,745
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.132%, 10/15/48(g)		2,266	140,057
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)		619	613,687
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,105	1,110,367
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 2/15/51		1,320	1,359,844
UBS Commercial Mortgage Trust Series 2018-C9, Class A4 4.117%, 3/15/51(f)		2,100	2,173,509
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,348	2,317,013
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class XA 1.355%, 8/15/50(g)		3,917	195,836
Series 2015-SG1, Class C 4.47%, 9/15/48(f)		975	947,401
Series 2016-NXS6, Class C 4.311%, 11/15/49(f)		1,030	1,022,371

WF-RBS Commercial Mortgage Trust
Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$	1,419	$1,423,264
Series 2013-C15, Class A4 4.153%, 8/15/46		115	119,643
Series 2014-C20, Class A2 3.036%, 5/15/47		1,201	1,203,312

			48,115,660

Non-Agency Floating Rate CMBS–1.6%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.777% (LIBOR 1 Month + 1.00%), 11/15/33(a)(b)(f)		2,435	2,440,495
BX Trust Series 2017-IMC, Class A 2.827% (LIBOR 1 Month + 1.05%), 10/15/32(a)(b)		1,625	1,626,013
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.377% (LIBOR 1 Month + 4.60%), 11/15/33(a)(b)(f)		393	395,913
Great Wolf Trust Series 2017-WOLF, Class A 2.777% (LIBOR 1 Month + 0.85%), 9/15/34(a)(b)		1,261	1,262,729
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.522% (LIBOR 1 Month + 1.65%), 6/24/49(a)(f)(h)		465	464,935
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.477% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		1,379	1,375,183
Morgan Stanley Capital I Trust
Series 2015-XLF2, Class AFSA 3.61% (LIBOR 1 Month + 1.87%), 8/15/26(a)(b)		458	457,528
Series 2015-XLF2, Class SNMA 3.69% (LIBOR 1 Month + 1.95%), 11/15/26(a)(b)		418	416,017
RETL Series 2018-RVP, Class A 2.877% (LIBOR 1 Month + 1.10%), 3/15/33(a)(b)		686	689,220
Starwood Retail Property Trust Series 2014-STAR, Class A 2.997% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		1,935	1,934,544

			11,062,577

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K010, Class A1 3.32%, 7/25/20		10	9,771

2018 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series K011, Class A1 2.917%, 8/25/20	U.S.$	22	$21,956
Series K021, Class A1 1.603%, 1/25/22		57	55,925
Series K025, Class A1 1.875%, 4/25/22		89	87,122
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	78,912

			253,686

Total Commercial Mortgage-Backed Securities (cost $60,783,289)			59,431,923

COLLATERALIZED MORTGAGE OBLIGATIONS–6.3%
Risk Share Floating Rate–4.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.372% (LIBOR 1 Month + 6.50%), 4/25/26(a)(h)		308	314,077
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.122% (LIBOR 1 Month + 4.25%), 11/25/23(a)		2,254	2,507,643
Series 2014-DN3, Class M3 5.872% (LIBOR 1 Month + 4.00%), 8/25/24(a)		748	816,006
Series 2014-DN4, Class M3 6.422% (LIBOR 1 Month + 4.55%), 10/25/24(a)		253	282,481
Series 2014-HQ3, Class M3 6.622% (LIBOR 1 Month + 4.75%), 10/25/24(a)		933	1,038,944
Series 2015-DNA1, Class M3 5.172% (LIBOR 1 Month + 3.30%), 10/25/27(a)		305	339,848
Series 2015-DNA2, Class M2 4.472% (LIBOR 1 Month + 2.60%), 12/25/27(a)		863	879,169
Series 2015-HQ1, Class M3 5.672% (LIBOR 1 Month + 3.80%), 3/25/25(a)		250	269,865
Series 2015-HQ2, Class M2 3.822% (LIBOR 1 Month + 1.95%), 5/25/25(a)		227	232,645
Series 2015-HQA1, Class M2 4.522% (LIBOR 1 Month + 2.65%), 3/25/28(a)		758	772,967
Series 2016-DNA1, Class M2 4.772% (LIBOR 1 Month + 2.90%), 7/25/28(a)		250	256,427

Series 2016-DNA2, Class M3 6.522% (LIBOR 1 Month + 4.65%), 10/25/28(a)	U.S.$	1,000	$1,147,993
Series 2016-DNA4, Class M2 3.172% (LIBOR 1 Month + 1.30%), 3/25/29(a)		250	252,798
Series 2016-HQA2, Class M2 4.122% (LIBOR 1 Month + 2.25%), 11/25/28(a)		250	255,219
Series 2018-HQA1, Class M2 4.154% (LIBOR 1 Month + 2.30%), 9/25/30(a)		106	105,757
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 1M2 4.872% (LIBOR 1 Month + 3.00%), 7/25/24(a)		585	625,909
Series 2014-C04, Class 2M2 6.872% (LIBOR 1 Month + 5.00%), 11/25/24(a)		398	447,226
Series 2015-C01, Class 1M2 6.172% (LIBOR 1 Month + 4.30%), 2/25/25(a)		531	583,037
Series 2015-C01, Class 2M2 6.422% (LIBOR 1 Month + 4.55%), 2/25/25(a)		560	608,274
Series 2015-C02, Class 1M2 5.872% (LIBOR 1 Month + 4.00%), 5/25/25(a)		866	950,474
Series 2015-C02, Class 2M2 5.872% (LIBOR 1 Month + 4.00%), 5/25/25(a)		565	609,566
Series 2015-C03, Class 1M2 6.872% (LIBOR 1 Month + 5.00%), 7/25/25(a)		998	1,135,006
Series 2015-C03, Class 2M2 6.872% (LIBOR 1 Month + 5.00%), 7/25/25(a)		1,041	1,163,659
Series 2015-C04, Class 1M2 7.572% (LIBOR 1 Month + 5.70%), 4/25/28(a)		331	383,575
Series 2015-C04, Class 2M2 7.422% (LIBOR 1 Month + 5.55%), 4/25/28(a)		1,007	1,134,098
Series 2016-C01, Class 1M2 8.622% (LIBOR 1 Month + 6.75%), 8/25/28(a)		1,131	1,363,297
Series 2016-C01, Class 2M2 8.822% (LIBOR 1 Month + 6.95%), 8/25/28(a)		849	1,018,954
Series 2016-C02, Class 1M2 7.872% (LIBOR 1 Month + 6.00%), 9/25/28(a)		925	1,107,272
Series 2016-C03, Class 2M2 7.772% (LIBOR 1 Month + 5.90%), 10/25/28(a)		2,103	2,466,816

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Series 2016-C05, Class 2M2 6.322% (LIBOR 1 Month + 4.45%), 1/25/29(a)		U.S.$	2,105	$2,348,685
Series 2018-C01, Class 1M2 4.122% (LIBOR 1 Month + 2.25%), 7/25/30(a)			1,310	1,326,883
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.122% (LIBOR 1 Month + 4.25%), 11/25/24(a)(h)			209	227,311
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.122% (LIBOR 1 Month + 5.25%), 11/25/25(a)(h)			730	821,243
Series 2015-WF1, Class 2M2 7.372% (LIBOR 1 Month + 5.50%), 11/25/25(a)(h)			206	241,472

				28,034,596

Agency Floating Rate–1.3%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.323% (6.10% - LIBOR 1 Month), 12/15/44(a)(i)			4,182	705,670
Series 4693, Class SL 4.373% (6.15% - LIBOR 1 Month), 6/15/47(a)(i)			3,733	707,865
Series 4727, Class SA 4.423% (6.20% - LIBOR 1 Month), 11/15/47(a)(i)			2,901	545,199
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.669% (6.54% - LIBOR 1 Month), 12/25/41(a)(i)			2,055	388,824
Series 2012-70, Class SA 4.679% (6.55% - LIBOR 1 Month), 7/25/42(a)(i)			3,644	717,076
Series 2016-106, Class ES 4.129% (6.00% - LIBOR 1 Month), 1/25/47(a)(i)			3,992	697,364
Series 2017-16, Class SG 4.179% (6.05% - LIBOR 1 Month), 3/25/47(a)(i)			3,905	712,185
Series 2017-73, Class SA 4.279% (6.15% - LIBOR 1 Month), 9/25/47(a)(i)			4,316	856,137
Series 2017-97, Class LS 4.329% (6.20% - LIBOR 1 Month), 12/25/47(a)(i)			2,727	523,056
Series 2017-97, Class SW 4.329% (6.20% - LIBOR 1 Month), 12/25/47(a)(i)			3,047	575,367

Government National Mortgage Association Series 2017-134, Class SE 4.378% (6.20% - LIBOR 1 Month), 9/20/47(a)(i)	U.S.$		3,394	$593,125
Series 2017-43, Class ST 4.278% (6.10% - LIBOR 1 Month), 3/20/47(a)(i)			4,865	793,637
Series 2017-65, Class ST 4.328% (6.15% - LIBOR 1 Month), 4/20/47(a)(i)			4,271	762,091

				8,577,596

Non-Agency Fixed Rate–0.7%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35			147	141,795
Series 2005-57CB, Class 4A3 5.50%, 12/25/35			322	287,347
Series 2006-24CB, Class A16 5.75%, 6/25/36			665	576,619
Series 2006-28CB, Class A14 6.25%, 10/25/36			465	389,308
Series 2006-J1, Class 1A13 5.50%, 2/25/36			376	342,784
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37			207	185,435
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.414%, 5/25/35			319	321,782
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36			348	297,921
Series 2006-13, Class 1A19 6.25%, 9/25/36			156	132,255
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)			643	524,213
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36			551	462,885
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.603%, 7/25/36			231	206,856
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37			282	246,433
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)			913	801,783
Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 3.837%, 8/25/35			8	7,733

2018 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37	U.S.$	147	$146,743

			5,071,892

Non-Agency Floating Rate–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.062% (LIBOR 1 Month + 0.19%), 12/25/36(a)		1,411	870,934
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.122% (LIBOR 1 Month + 0.25%), 3/25/35(a)		494	438,387

			1,309,321

Agency Fixed Rate–0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.017%, 5/28/35(f)		323	301,331

Total Collateralized Mortgage Obligations (cost $41,310,152)			43,294,736

INFLATION-LINKED SECURITIES–4.8%
Japan–0.9%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	641,181	6,409,341

United States–3.9%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)	U.S.$	16,198	16,174,856
0.375%, 7/15/25 (TIPS)		10,450	10,316,321

			26,491,177

Total Inflation-Linked Securities (cost $32,805,393)			32,900,518

CORPORATES—NON-INVESTMENT GRADE–3.6%
Industrial–2.0%
Basic–0.2%
ArcelorMittal 5.75%, 3/01/21		100	105,296
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		645	648,696
SPCM SA 4.875%, 9/15/25(b)		533	517,959

			1,271,951

Communications—Media–0.3%
Altice France SA/France 5.375%, 5/15/22(b)	EUR	274	343,465
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(b)	U.S.$	906	869,090

CSC Holdings LLC 6.75%, 11/15/21	U.S.$	235	$245,121
Ziggo Secured Finance BV 5.50%, 1/15/27(b)		262	246,125

			1,703,801

Communications—Telecommunications–0.3%
CenturyLink, Inc. Series Y 7.50%, 4/01/24		136	137,002
Sprint Capital Corp. 6.90%, 5/01/19		1,825	1,885,170

			2,022,172

Consumer Cyclical—Automotive–0.0%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		258	243,753

Consumer Cyclical—Other–0.3%
International Game Technology PLC 6.25%, 2/15/22(b)		635	665,131
6.50%, 2/15/25(b)		890	958,877
KB Home 4.75%, 5/15/19		571	576,396
PulteGroup, Inc. 5.00%, 1/15/27		100	97,546

			2,297,950

Consumer Cyclical—Retailers–0.0%
Group 1 Automotive, Inc. 5.00%, 6/01/22		100	100,895

Consumer Non-Cyclical–0.1%
HCA, Inc. 4.50%, 2/15/27		111	107,196
5.25%, 6/15/26		20	20,249
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(b)		715	614,414

			741,859

Energy–0.6%
Antero Resources Corp. 5.125%, 12/01/22		185	186,695
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		664	474,096
Nabors Industries, Inc. 5.10%, 9/15/23		150	142,516
5.50%, 1/15/23		1,228	1,197,791
PDC Energy, Inc. 5.75%, 5/15/26(b)		894	880,590
QEP Resources, Inc. 5.25%, 5/01/23		33	31,796
SM Energy Co. 6.50%, 1/01/23		76	75,682
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(b)		858	829,506

			3,818,672

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Technology–0.1%
Western Digital Corp. 4.75%, 2/15/26	U.S.$	928	$926,979

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)		535	511,492

			13,639,524

Financial Institutions–1.5%
Banking–1.3%
Banco Bilbao Vizcaya Argentaria SA 6.125%, 11/16/27(c)		800	777,440
Bank of America Corp. Series FF 5.875%, 3/15/28(c)		1,028	1,034,785
Barclays Bank PLC 6.86%, 6/15/32(b)(c)		226	265,399
CIT Group, Inc. 5.25%, 3/07/25		703	718,810
Citigroup, Inc. 5.95%, 1/30/23(c)		481	494,189
Credit Suisse Group AG 7.50%, 12/11/23(b)(c)		283	307,055
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(c)		908	881,078
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)		757	747,712
7.75%, 1/11/27(b)(c)	EUR	280	420,752
Series E 3.928%, 9/15/26(b)		231	305,969
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 6/30/18(a)(b)(c)		250	305,690
8.625%, 8/15/21(c)	U.S.$	940	1,026,424
Series U 4.622% (LIBOR 3 Month + 2.32%), 9/30/27(a)(c)		800	809,224
Standard Chartered PLC 3.277% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		400	378,848
7.50%, 4/02/22(b)(c)		453	479,047
7.75%, 4/02/23(b)(c)		200	213,872

			9,166,294

Finance–0.2%
Navient Corp. 6.625%, 7/26/21		935	971,437
7.25%, 1/25/22		134	141,879

			1,113,316

			10,279,610

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21	U.S.$	684	$687,133

Total Corporates—Non-Investment Grade (cost $24,765,982)			24,606,267

AGENCIES–2.4%
Agency Debentures–2.4%
Federal National Mortgage Association 6.25%, 5/15/29		355	461,248
6.625%, 11/15/30		260	355,782
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,374	15,451,816

Total Agencies (cost $15,906,385)			16,268,846

EMERGING MARKETS—CORPORATE BONDS–1.1%
Industrial–1.0%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)		1,056	327,360
7.125%, 6/26/42(b)		474	154,050

			481,410

Communications—Telecommunications–0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(b)		636	642,360

Consumer Non-Cyclical–0.3%
BRF GmbH 4.35%, 9/29/26(b)		389	336,485
BRF SA 3.95%, 5/22/23(b)		370	338,420
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		580	581,450
Minerva Luxembourg SA 6.50%, 9/20/26(b)		309	295,095
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		1,159	928,649

			2,480,099

Energy–0.4%
Petrobras Global Finance BV 5.75%, 2/01/29		1,078	1,042,986
6.125%, 1/17/22		45	47,959
6.25%, 3/17/24		786	829,623
Ultrapar International SA 5.25%, 10/06/26(b)		636	632,025

			2,552,593

Transportation—Services–0.1%
Rumo Luxembourg Sarl 5.875%, 1/18/25(b)		672	663,896

			6,820,358

2018 Semi-Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Utility – 0.1%
Electric–0.1%
Genneia SA 8.75%, 1/20/22(b)		U.S.$	497	$534,096
Terraform Global Operating LLC 6.125%, 3/01/26(b)			286	288,091

				822,187

Total Emerging Markets—Corporate Bonds (cost $8,581,390)				7,642,545

EMERGING MARKETS—TREASURIES – 0.9%
Argentina–0.1%
Argentina POM Politica Monetaria Series POM 27.25% (ARPP7DRR), 6/21/20(a)		ARS	12,200	640,836

Brazil–0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27		BRL	16,950	5,275,974

Total Emerging Markets—Treasuries (cost $5,099,689)				5,916,810

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.5%
United States–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $2,140,914)	U.S.$		2,040	3,106,573

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond 3.60%, 1/30/25			948	935,676

Poland–0.0%
Republic of Poland Government International Bond 6.375%, 7/15/19			10	10,465

Total Governments—Sovereign Bonds (cost $940,786)				946,141

	Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(f)(j) (cost $521,000)			521	524,380

	Principal Amount (000)			U.S. $ Value

QUASI-SOVEREIGNS–0.1%
Quasi-Sovereign Bonds–0.1%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(b)		U.S.$	457	$443,825

Mexico–0.0%
Petroleos Mexicanos 3.50%, 1/30/23			10	9,580

Total Quasi-Sovereigns (cost $ 458,840)				453,405

EMERGING MARKETS—SOVEREIGNS–0.1%
Egypt–0.1%
Egypt Government International Bond 6.125%, 1/31/22(b) (cost $405,000)			405	419,681

SHORT-TERM INVESTMENTS–9.7%
Governments—Treasuries–8.0%
Japan–8.0%
Japan Treasury Discount Bill Series 729 Zero Coupon, 4/05/18		JPY	3,404,950	32,000,401
Series 743 Zero Coupon, 9/10/18			2,464,650	23,178,743

Total Governments—Treasuries (cost $53,278,667)				55,179,144

Commercial Paper–1.0%
Bank of Tokyo-Mitsubishi UFJ/NY Zero Coupon, 4/18/18 (cost $7,149,467)		U.S.$	7,155	7,149,467

			Shares
Investment Companies–0.7%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 1.41%(k)(l)(m) (cost $4,606,353)			4,606,353	4,606,353

Total Short-Term Investments (cost $65,034,487)				66,934,964

Total Investments—108.2% (cost $741,824,631)				743,071,316	(n)

Other assets less liabilities—(8.2)%				(56,040,931)

Net Assets—100.0%				$687,030,385

22	Sanford C. Bernstein Fund II, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	725	June 2018	USD	72,500	$82,803,061	$82,984,180	$181,119
U.S. Ultra Bond (CBT) Futures	328	June 2018	USD	32,800	51,084,067	52,633,750	1,549,683

Sold Contracts
10 Yr Mini Japan Government Bond Futures	96	June 2018	JPY	960,000	13,609,597	13,604,474	5,123
Euro-BOBL Futures	295	June 2018	EUR	29,500	47,286,124	47,641,474	(355,350)
Japan 10 Yr Bond (OSE) Futures	5	June 2018	JPY	500,000	7,081,416	7,084,723	(3,307)
U.S. T-Note 10 Yr (CBT) Futures	87	June 2018	USD	8,700	10,459,191	10,539,234	(80,043)
U.S. T-Note 2 Yr (CBT) Futures	101	June 2018	USD	20,200	21,468,058	21,473,547	(5,489)

							$1,291,736

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	2,193	USD	1,585	6/07/18	$805
Barclays Bank PLC	BRL	2,088	USD	628	4/03/18	(4,253)
Barclays Bank PLC	USD	632	BRL	2,088	4/03/18	297
Barclays Bank PLC	USD	2,127	RUB	121,720	4/17/18	(6,766)
Barclays Bank PLC	BRL	2,088	USD	630	5/03/18	(543)
BNP Paribas SA	GBP	1,666	USD	2,372	4/13/18	32,979
Citibank, NA	JPY	5,953,712	USD	56,114	4/16/18	118,466
Citibank, NA	JPY	680,687	USD	6,429	4/26/18	23,083
Citibank, NA	USD	1,904	JPY	206,430	4/26/18	38,551
Citibank, NA	USD	2,164	KRW	2,314,044	4/26/18	15,350
Citibank, NA	USD	2,920	TWD	84,334	6/07/18	(3,494)
Credit Suisse International	AUD	3,513	CAD	3,489	6/07/18	13,016
Goldman Sachs Bank USA	USD	2,753	MYR	10,800	7/12/18	39,638
HSBC Bank USA	BRL	2,088	USD	643	4/03/18	10,202
HSBC Bank USA	USD	628	BRL	2,088	4/03/18	4,253
HSBC Bank USA	CAD	2,942	USD	2,371	4/12/18	86,947
HSBC Bank USA	USD	1,418	MXN	26,673	4/20/18	45,798
HSBC Bank USA	JPY	1,289,875	USD	11,854	4/26/18	(284,160)
HSBC Bank USA	USD	1,742	AUD	2,214	6/07/18	(41,422)
JPMorgan Chase Bank, NA	CAD	2,224	USD	1,723	4/12/18	(3,484)
JPMorgan Chase Bank, NA	GBP	1,461	USD	2,080	4/13/18	30,287
JPMorgan Chase Bank, NA	SGD	4,815	USD	3,649	5/17/18	(26,634)
JPMorgan Chase Bank, NA	EUR	4,667	USD	5,793	5/30/18	27,937
JPMorgan Chase Bank, NA	AUD	2,499	USD	1,933	6/07/18	14,040
JPMorgan Chase Bank, NA	TWD	162,670	USD	5,603	6/07/18	(22,495)
Morgan Stanley & Co., Inc.	GBP	2,303	USD	3,235	4/13/18	3,247
Royal Bank of Scotland PLC	CAD	2,196	USD	1,712	4/12/18	7,556
Royal Bank of Scotland PLC	MXN	26,264	USD	1,382	4/20/18	(58,824)
Royal Bank of Scotland PLC	USD	10,570	JPY	1,158,904	4/26/18	335,100
Standard Chartered Bank	USD	2,999	GBP	2,163	4/13/18	35,955

2018 Semi-Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	1,396	INR	91,588	5/17/18	$4,426
State Street Bank & Trust Co.	GBP	125	USD	173	4/13/18	(3,022)
State Street Bank & Trust Co.	USD	8	EUR	7	5/30/18	10
State Street Bank & Trust Co.	USD	24	EUR	19	5/30/18	(52)

						$432,794

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Notional Amount (000)		Termination Date	Payments made by theFund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

SEK	52,220	3/31/22	3 Month STIBOR	0.341%	Quarterly/ Annual	$ 41,886	$ 24	$ 41,862
NZD	10,795	3/31/22	3 Month BKBM	2.936%	Quarterly/ Semi- Annual	208,421	—	208,421
USD	10,420	9/22/26	1.558%	3 Month LIBOR	Semi- Annual/ Quarterly	977,549	—	977,549
USD	1,670	11/08/26	1.657%	3 Month LIBOR	Semi- Annual/ Quarterly	135,138	—	135,138
USD	1,140	4/26/27	2.287%	3 Month LIBOR	Semi- Annual/ Quarterly	39,041	—	39,041
USD	3,200	3/28/28	2.920%	3 Month LIBOR	Semi- Annual/ Quarterly	(31,485)	—	(31,485)

						$ 1,370,550	$ 24	$ 1,370,526

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.00%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.71%	USD	850	$(45,574)	$(12,707)	$(32,867)
Sprint Communications, Inc., 7.00%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.71	USD	975	(52,277)	(15,114)	(37,163)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	38	16	483	(467)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	33	14	304	(290)

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.47%	USD	3,590	$1,496	$45,335	$(43,839)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	457	190	6,222	(6,032)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	4,392	1,830	46,914	(45,084)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,319	550	13,969	(13,419)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	500	209	6,752	(6,543)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	287	120	2,747	(2,627)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	538	225	7,072	(6,847)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	1,077	449	14,156	(13,707)

Sale Contracts
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	325	(47,710)	(45,883)	(1,827)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	385	(56,486)	(59,661)	3,175
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	345	(50,646)	(47,577)	(3,069)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	297	(43,599)	(47,409)	3,810
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	58	(8,514)	(9,714)	1,200
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	417	(61,181)	(64,326)	3,145
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	914	(134,175)	(61,481)	(72,694)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,600	(234,880)	(115,027)	(119,853)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	251	(36,847)	(21,165)	(15,682)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	324	(47,563)	(27,901)	(19,662)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	629	(92,338)	(62,402)	(29,936)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	388	(56,959)	(24,028)	(32,931)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,127	(165,444)	(95,031)	(70,413)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	3.17	USD	1,460	(63,899)	(29,697)	(34,202)

2018 Semi-Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.20%	USD	278	$(40,810)	$(36,425)	$(4,385)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	610	(89,548)	(72,552)	(16,996)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	610	(89,548)	(72,524)	(17,024)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	457	(67,088)	(51,193)	(15,895)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	896	(131,533)	(76,633)	(54,900)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	45	(6,606)	(5,485)	(1,121)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	28	(4,108)	(4,422)	314
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	950	(139,460)	(75,517)	(63,943)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	446	(65,473)	(63,115)	(2,358)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	984	(144,451)	(117,811)	(26,640)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	306	(44,921)	(33,899)	(11,022)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	322	(47,270)	(54,724)	7,454
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	448	(65,767)	(77,234)	11,467
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	325	(47,710)	(51,948)	4,238
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	268	(39,342)	(24,080)	(15,262)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	22	(3,230)	(2,050)	(1,180)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	45	(6,606)	(4,271)	(2,335)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	45	(6,606)	(4,622)	(1,984)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	89	(13,066)	(9,991)	(3,075)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	369	(54,169)	(27,056)	(27,113)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.20	USD	1,200	(176,160)	(166,211)	(9,949)

						$(2,476,465)	$(1,626,932)	$(849,533)

* Termination date

26	Sanford C. Bernstein Fund II, Inc.

VARIANCE SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12	Maturity	AUD	90	$147	$-0-	$147
AUD/JPY 3/03/20*	12.75	Maturity	AUD	46	(134)	-0-	(134)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	21	(71)	-0-	(71)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	25	(77)	-0-	(77)

					$(135)	$-0-	$(135)

* Termination date

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $108,182,879 or 15.7% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2018.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	IO—Interest Only.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.31% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.372%, 4/25/26	3/26/18	$ 308,356	$314,077	0.05%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.522%, 6/24/49	3/24/18	464,935	464,935	0.07%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.122%, 11/25/24	3/26/18	206,606	227,311	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.122%, 11/25/25	3/26/18	729,500	821,243	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.372%, 11/25/25	3/26/18	205,137	241,472	0.04%

(i)	Inverse interest only security.
(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/16	$ 521,000	$524,380	0.08%

(k)	Affiliated investments.
(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(m)	The rate shown represents the 7-day yield as of period end.
(n)	On March 30, 2018, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

2018 Semi-Annual Report	27

Schedule of Investments (continued)

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

ARPP7DRR—Argentina Central Bank 7-Day Repo Reference Rate

BA—Banker’s Acceptance

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rates

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2018 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $737,218,278)	$738,464,963
Affiliated issuers (cost $4,606,353)	4,606,353
Foreign currencies, at value (cost $312,602)	268,964
Cash	7,283
Cash collateral due from broker	2,300,323
Receivables:
Unaffiliated interest and dividends	3,260,668
Affiliated dividends	3,924
Investment securities sold	42,235
Variation margin on futures	321,746
Variation margin on centrally cleared swaps	74,689
Terminated centrally cleared interest rate swaps	7,115
Newly entered interest rate swaps	11,953
Unrealized appreciation of forward currency exchange contracts	887,943
Unrealized appreciation of credit default swaps	34,803
Unrealized appreciation on variance swaps	147
Upfront premiums paid on credit default swaps	143,954

Total assets	750,437,063

LIABILITIES
Payables:
Dividends to shareholders	579,694
Investment securities purchased	58,741,699
Capital shares redeemed	636,022
Advisory fee	223,668
Administrative fee	13,636
Transfer Agent fee	3,013
Terminated centrally cleared interest rate swaps	13,223
Accrued expenses	85,070
Unrealized depreciation of credit default swaps	884,336
Unrealized depreciation of forward currency exchange contracts	455,149
Unrealized depreciation on variance swaps	282
Upfront premiums received on credit default swaps	1,770,886

Total liabilities	63,406,678

NET ASSETS	$687,030,385

SHARES OF CAPITAL STOCK OUTSTANDING	46,455,725

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.79

NET ASSETS CONSIST OF:
Capital stock, at par*	$46,456
Additional paid-in capital	695,967,468
Distributions in excess of net investment income	(599,383)
Accumulated net realized loss on investment and foreign currency transactions	(11,876,536)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	3,059,279
Foreign currency denominated assets and liabilities	433,101

$687,030,385

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2018 Semi-Annual Report	29

Statement of Operations—six months ended March 31, 2018 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$9,191,606
Dividends
Unaffiliated issuers	22,808
Affiliated issuers	45,322
Other income	683

Total income	9,260,419

Expenses:
Advisory fee (see Note 2A)	1,688,453
Custodian fee	115,553
Transfer Agent fee	9,143
Auditing and tax fees	48,474
Administrative	28,805
Registration fees	16,344
Legal fees	14,425
Directors’ fees and expenses	14,198
Printing fees	13,888
Miscellaneous	20,618

Total expenses	1,969,901
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(402,314)

Net expenses	1,567,587

Net investment income	7,692,832

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(3,422,273)
Forward currency exchange contracts	(988,828)
Futures	(4,244,168)
Swaps	719,105
Foreign currency transactions	(1,687,522)

Net realized loss on investment and foreign currency transactions	(9,623,686)

Net change in unrealized appreciation/depreciation of:
Investments	(6,759,685)
Forward currency exchange contracts	96,859
Futures	2,038,633
Swaps	652,901
Foreign currency denominated assets and liabilities and other assets	14,597

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,956,695)

Net realized and unrealized loss on investment and foreign currency transactions	(13,580,381)

Net decrease in net assets resulting from operations	$(5,887,549)

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$7,692,832	$15,541,669
Net realized loss on investment and foreign currency transactions	(9,623,686)	(1,595,005)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(3,956,695)	(9,635,189)
Contributions from affiliates (see Note 2A)	0	2,527

Net increase (decrease) in net assets resulting from operations	(5,887,549)	4,314,002

Dividends and distributions to shareholders:
Dividends from net investment income	(8,216,163)	(16,706,088)
Distributions from net realized gain on investment transactions	0	(7,683,317)

Total dividends and distributions to shareholders	(8,216,163)	(24,389,405)

Capital-share transactions:
Net proceeds from sales of shares	64,655,114	201,144,887
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,099,909	21,873,323

Total proceeds from shares sold	71,755,023	223,018,210
Cost of shares redeemed	(59,900,368)	(148,094,385)

Net increase in net assets from capital-share transactions	11,854,655	74,923,825

Net increase (decrease) in net assets	(2,249,057)	54,848,422

NET ASSETS:
Beginning of period	689,279,442	634,431,020

End of period (a)	$687,030,385	$689,279,442

(a) Includes distributions in excess of net investment income of:	$(599,383)	$(76,052)

See Notes to Financial Statements.

2018 Semi-Annual Report	31

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Net asset value, beginning of period	$15.08	$15.57	$15.29	$15.77		$15.52	$16.39

Income from investment operations
Investment income, net†‡	0.16	0.38	0.43	0.40		0.48	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.28)	(0.27)	0.52	0.00	(a)	0.31	(0.70)
Contributions from affiliates	0	0.00 (a)	0.00	0		0	0

Total from investment operations	(0.12)	0.11	0.95	0.40		0.79	(0.27)

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.41)	(0.52)	(0.47)		(0.45)	(0.50)
Dividends from net realized gain on investment transactions	0	(0.19)	(0.15)	(0.41)		(0.09)	(0.10)

Total dividends and distributions	(0.17)	(0.60)	(0.67)	(0.88)		(0.54)	(0.60)

Net asset value, end of period	$14.79	$15.08	$15.57	$15.29		$15.77	$15.52

Total return (b)	(0.76)%	0.78%	6.42%	2.60%		5.21%	(1.67)% *

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$687,030	$689,279	$634,431	$614,965		$634,032	$732,790
Average net assets (000 omitted)	$697,599	$622,162	$617,969	$632,506		$707,180	$970,083
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45% ^	0.45%	0.45%	0.45%	+	0.45%	0.45%
Expenses, before waiver/reimbursements	0.56% ^	0.59%	0.59%	0.58%	+	0.58%	0.55%
Net investment income‡	2.20% ^	2.50%	2.79%	2.61%	+	3.08%	2.67%
Portfolio turnover rate	110%	229%	146%	266%		260%	193%

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2013 by .01%.
+	The ratio includes expenses attributable to costs of proxy solicitation.
^	Annualized.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

2018 Semi-Annual Report	33

Notes to Financial Statements (continued)

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

34	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2018:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Mortgage Pass-Throughs	$0	$151,346,824	$0	$151,346,824
Corporates—Investment Grade	0	145,801,904	0	145,801,904
Governments—Treasuries	0	118,262,975	0	118,262,975
Asset-Backed Securities	0	52,609,105	12,603,719	65,212,824
Commercial Mortgage-Backed Securities	0	47,691,285	11,740,638	59,431,923
Collateralized Mortgage Obligations	0	42,993,405	301,331	43,294,736
Inflation-Linked Securities	0	32,900,518	0	32,900,518
Corporates—Non-Investment Grade	0	24,606,267	0	24,606,267
Agencies	0	16,268,846	0	16,268,846
Emerging Markets—Corporate Bonds	0	7,642,545	0	7,642,545
Emerging Markets—Treasuries	0	5,916,810	0	5,916,810
Local Governments—US Municipal Bonds	0	3,106,573	0	3,106,573
Governments—Sovereign Bonds	0	946,141	0	946,141
Common Stocks	0	0	524,380	524,380
Quasi-Sovereigns	0	453,405	0	453,405
Emerging Markets—Sovereigns	0	419,681	0	419,681
Short-Term Investments:
Governments—Treasuries	0	55,179,144	0	55,179,144
Commercial Paper	0	7,149,467	0	7,149,467
Investment Companies	4,606,353	0	0	4,606,353
Total Investments in Securities	4,606,353	713,294,895	25,170,068	743,071,316
Other Financial Instruments(a):
Assets:
Futures	1,735,925	0	0	1,735,925	(b)
Forward Currency Exchange Contracts	0	887,943	0	887,943
Centrally Cleared Interest Rate Swaps	0	1,402,035	0	1,402,035	(b)
Credit Default Swaps	0	5,099	0	5,099
Variance Swaps	0	147	0	147
Liabilities:
Futures	(444,189)	0	0	(444,189	)(b)
Forward Currency Exchange Contracts	0	(455,149)	0	(455,149)
Centrally Cleared Interest Rate Swaps	0	(31,485)	0	(31,485	)(b)
Credit Default Swaps	0	(2,481,564)	0	(2,481,564)
Variance Swaps	0	(282)	0	(282)
Total(c)	$5,898,089	$712,621,639	$25,170,068	$743,689,796

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums and options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

2018 Semi-Annual Report	35

Notes to Financial Statements (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES		COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/17	$9,189,972	$8,766,047		$300,892
Accrued discounts/(premiums)	530	2,683		0
Realized gain (loss)	1,170	(138,480)		0
Change in unrealized appreciation/depreciation	(107,336)	9,495		439
Purchases/Payups	5,710,686	4,597,871		0
Sales/Paydowns	(2,191,303)	(1,373,971)		0
Transfers in to Level 3	0	0		0
Transfers out of Level 3	0	(123,007)		0

Balance as of 3/31/18	$12,603,719	$11,740,638		$301,331

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18	$(107,336)	$(48,373)		$439

	COMMON STOCKS	TOTAL
Balance as of 9/30/17	$540,659	$18,797,570
Accrued discounts/(premiums)	0	3,213
Realized gain (loss)	0	(137,310)
Change in unrealized appreciation/depreciation	(16,279)	(113,681)
Purchases/Payups	0	10,308,557
Sales/Paydowns	0	(3,565,274)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	(123,007	)(b)

Balance as of 3/31/18	$524,380	$25,170,068

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18(a)	$(16,279)	$(171,549)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2018. Securities priced by third party vendors and by brokers, which approximates fair value, are excluded from the following table:

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 3/31/18	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Common Stocks	$524,380	Market Approach	NAV Equivalent	$1,006.49/N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

36	Sanford C. Bernstein Fund II, Inc.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

2018 Semi-Annual Report	37

Notes to Financial Statements (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Prior to January 29, 2018, the advisory fee was 0.50% of the first $1 billion and 0.45% in excess of $1 billion of the Portfolio’s average daily net assets. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45% of the Portfolio’s average daily net assets. This waiver extends through January 29, 2019 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2018, the aggregate amount of such fee waiver was $393,820.

38	Sanford C. Bernstein Fund II, Inc.

During the year ended September 30, 2017, the Adviser reimbursed the Portfolio $2,527 for trading losses incurred due to trade entry errors.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended March 31, 2018, such waiver amounted to $8,494. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2018 is as follows:

MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/18 (000)	DIVIDEND INCOME (000)
$5,582	$206,560	$207,536	$4,606	$45

Brokerage commissions paid on investment transactions for the six months ended March 31, 2018 amounted to $14,249, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2018, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$93,389,323	$53,657,357
U.S. government securities	704,978,387	664,466,918

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$14,423,120
Gross unrealized depreciation	(10,931,047)

Net unrealized Appreciation	$3,492,073

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

2018 Semi-Annual Report	39

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2018, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2018, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

40	Sanford C. Bernstein Fund II, Inc.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2018, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit

2018 Semi-Annual Report	41

Notes to Financial Statements (continued)

protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2018, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2018, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

A Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended March 31, 2018, the Portfolio held variance swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or

42	Sanford C. Bernstein Fund II, Inc.

receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the six months ended March 31, 2018, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,735,925	*	Receivable/Payable for variation margin on futures	$444,189	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,402,011	*	Receivable/Payable for variation margin on centrally cleared swaps	31,485	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	887,943		Unrealized depreciation on forward currency exchange contracts	455,149
Credit contracts	Unrealized appreciation on credit default swaps	34,803		Unrealized depreciation on credit default swaps	884,336
Equity contracts	Unrealized appreciation on variance swaps	147		Unrealized depreciation on variance swaps	282
Total		$4,060,829			$1,815,441

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,244,168)	$2,038,633
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(988,828)	96,859
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	531,155	528,199
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	187,950	124,837
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	0	(135)
Total		$(4,513,891)	$2,788,393

2018 Semi-Annual Report	43

Notes to Financial Statements (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2018:

Futures:
Average original value of buy contracts	$129,975,777
Average original value of sale contracts	$77,930,741

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$24,003,198
Average principal amount of sale contracts	$105,830,998

Centrally Cleared Interest Rate Swaps:
Average notional amount	$102,944,276

Credit Default Swaps:
Average notional amount of buy contracts	$14,056,000
Average notional amount of sale contracts	$16,581,857

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,540,000	(a)

Variance Swap
Average notional amount	$1,083,475	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of March 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Australia and New Zealand Banking Group Ltd.	$805	$0	$0	$0	$805
Barclays Bank PLC	297	(297)	0	0	0
BNP Paribas SA	32,979	0	0	0	32,979
Citibank, NA	195,450	(149,055)	0	0	46,395
Citigroup Global Markets, Inc.	16	(16)	0	0	0
Credit Suisse International	14,526	(14,526)	0	0	0
Deutsche Bank AG	2,717	(2,717)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	39,967	(39,967)	0	0	0
HSBC Bank USA	147,200	(147,200)	0	0	0
JPMorgan Chase Bank, NA	72,264	(52,613)	0	0	19,651
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	3,921	(3,921)	0	0	0

44	Sanford C. Bernstein Fund II, Inc.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Royal Bank of Scotland PLC	$342,656	$(58,824)	$0	$0	$283,832
Standard Chartered Bank	40,381	0	0	0	40,381
State Street Bank & Trust Co.	10	(10)	0	0	0

Total	$893,189	$(469,146)	$0	$0	$424,043	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$11,562	$(297)	$0	$0	$11,265
Citibank, NA	149,055	(149,055)	0	0	0
Citigroup Global Markets, Inc.	159,245	(16)	0	0	159,229
Credit Suisse International	829,387	(14,526)	0	(808,129)	6,732
Deutsche Bank AG	489,166	(2,717)	0	(402,534)	83,915
Goldman Sachs Bank USA/Goldman Sachs International	628,158	(39,967)	0	(509,711)	78,480
HSBC Bank USA	325,582	(147,200)	0	0	178,382
JPMorgan Chase Bank, NA	52,613	(52,613)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	230,329	(3,921)	0	(226,408)	0
Royal Bank of Scotland PLC	58,824	(58,824)	0	0	0
State Street Bank & Trust Co.	3,074	(10)	0	0	3,064

Total	$2,936,995	$(469,146)	$0	$(1,946,782)	$521,067	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the

2018 Semi-Annual Report	45

Notes to Financial Statements (continued)

Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2018, the Portfolio earned drop income of $799,159 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2018, the average amount of reverse repurchase agreements outstanding was $249,620 and the daily weighted average interest rate was (1.64)%. During the period, the Portfolio received net interest payment from counterparties.

For the six months ended March 31, 2018, the Portfolio had no transactions in reverse repurchase agreements outstanding.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$19,893,502	$22,149,684
Net long-term capital gains	4,495,903	4,812,829

Total distributions paid	$24,389,405	$26,962,513

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses and other losses	$(2,996,717	)(a)
Other losses	(313,417	)(b)
Unrealized appreciation/(depreciation)	8,836,916	(c)

Total accumulated earnings/(deficit)	$5,526,782	(d)

(a)	As of September 30, 2017, the Portfolio had a net capital loss carryforward of $2,949,703. As of September 30, 2017, the cumulative deferred loss on straddles was $47,014.

(b)	As of September 30, 2017, the Portfolio had a qualified late-year ordinary loss deferral of $313,417.

46	Sanford C. Bernstein Fund II, Inc.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Portfolio had a net short-term capital loss carryforward of $2,949,703, which may be carried forward for an indefinite period.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and Federal Reserve and other central bank monetary initiatives, as well as the market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds, such as the Portfolio, that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

2018 Semi-Annual Report	47

Notes to Financial Statements (continued)

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

48	Sanford C. Bernstein Fund II, Inc.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently reduced its market support activities and has begun raising interest rates. Certain foreign central banks have implemented, and others have discussed implementing, so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (“UK”) has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Portfolio Turnover Risk—The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

2018 Semi-Annual Report	49

Notes to Financial Statements (continued)

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2018 and the year ended September 30, 2017, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17	SIX MONTHS ENDED 3/31/18 (UNAUDITED)	YEAR ENDED 9/30/17
Shares sold	4,317,117	13,343,677	$64,655,114	$201,144,887
Shares issued to shareholders on reinvestment of dividends and distributions	476,306	1,461,927	7,099,909	21,873,323
Shares redeemed	(4,031,737)	(9,863,615)	(59,900,368)	(148,094,385)

Net increase	761,686	4,941,989	$11,854,655	$74,923,825

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2018.

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

50	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Michael J. Downey*

Director

William H. Foulk, Jr.*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**

Vice President

Janaki Rao**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2018 Semi-Annual Report	51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended to effect a fee reduction (as so amended, the “Advisory Agreement”), in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

52	Sanford C. Bernstein Fund II, Inc.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate to take effect in January 2018) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

2018 Semi-Annual Report	53

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

54	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0318

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 25, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 25, 2018